Exhibit 4.1


 Common Stock                                                     Common Stock

                                   AvTel
                            COMMUNICATIONS, INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                               SEE REVERSE FOR
                                     CUSIP 054529 201      CERTAIN DESCRIPTIONS





This certifies that:














Is the record holder of

 FULLY PAID AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

                         AVTEL COMMUNICATIONS, INC.

transferable only on the books of the Company by the holder hereof in person or by duly authorized attorney, upon the surrender of this Certificate duly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar
     IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal to be impressed hereon.
Dated:


     SECRETARY                                              PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations


TEN COM  -as tenants in common           UNIF GIFT MIN ACT- ....Custodian.....
                                                           (Cust)       (Minor)
TEN ENT  -as tenants by the entireties                     under Uniform Gifts
                                                           to Minors

JT TEN   -as joint tenants with rights                     Act................
          of survivorship and not as                              (State)
          tenants in common


  Additional abbreviations may also be used though not on the above list.

For Value received ______hereby sell, assign and transfer unto

PLEASE INPUT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF RECIPIENT______________________________________________
NAME AND ADDRESS OF TRANSFEREE SHOULD BE
PRINTED OR TYPEWRITTEN ______________________________________________________

____________________________________________________________________.  Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________________

__________________________________________________________________ , Attorney
to transfer the said Shares on the books of the within named Corporation, with full power of substitution in the premises.

Dated _____________________________  19___________


                                       ______________________________________
                                                       SIGNATURE

Signature Guaranteed.

                  By ____________________________________________________
                  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, [BANKS, BROKERAGES, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS] WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO SEC RULE 17Ad-15.